UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2023

AMNEAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38485	93-4225266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Blvd

Bridgewater, NJ 08807

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 947-3120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On October 17, 2023, Amneal Pharmaceuticals, Inc., a Delaware corporation (“Old Amneal”), announced plans to pursue a reorganization of certain corporate entities (the “Reorganization”) in order to simplify Old Amneal’s and its subsidiaries’ corporate structure and governance by eliminating Old Amneal’s umbrella partnership-C-corporation (“UP-C”) structure. On November 7, 2023, Old Amneal implemented the Reorganization. Following the implementation of the Reorganization, Old Amneal became a wholly-owned subsidiary of a new holding company, Amneal NewCo Inc., a Delaware corporation (“New Amneal” or the “Company”), which replaced Old Amneal as the public company trading on The New York Stock Exchange (the “NYSE”) under Old Amneal’s ticker symbol “AMRX.” In addition, New Amneal changed its name to “Amneal Pharmaceuticals, Inc.” and Old Amneal changed its name to “Amneal Intermediate Inc.” This Current Report on Form 8-K is being filed for the purpose of establishing New Amneal as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of New Amneal Class A common stock, par value $0.01 per share (“New Amneal Class A Common Stock”), are deemed registered under Section 12(b) of the Exchange Act as the Class A common stock of the successor issuer.

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreements and Consummation of Reorganization

On November 7, 2023, as part of the Reorganization, Old Amneal implemented a holding company reorganization (the “Holding Company Reorganization”) pursuant to the Agreement and Plan of Merger (the “PubCo Merger Agreement”), dated as of November 7, 2023, among Old Amneal, New Amneal and Amneal Merger Sub 1 Inc., a Delaware corporation and a wholly-owned subsidiary of New Amneal (“Merger Sub 1”), pursuant to which Merger Sub 1 merged with and into Old Amneal, which resulted in New Amneal becoming the direct parent company of Old Amneal and replacing Old Amneal as the public company trading on the NYSE. Immediately thereafter, as part of the Reorganization, pursuant to the Agreement and Plan of Merger (the “OpCo Merger Agreement”), dated as of November 7, 2023, among New Amneal, Amneal Pharmaceuticals LLC, a Delaware limited liability company (“Amneal OpCo”), and Amneal Merger Sub 2 LLC, a Delaware limited liability company and a wholly-owned subsidiary of New Amneal (“Merger Sub 2”), Merger Sub 2 merged (the “OpCo Merger”) with and into Amneal OpCo, which resulted in New Amneal directly and indirectly wholly owning Amneal OpCo. The Reorganization is intended to be a tax-free transaction for U.S. federal income tax purposes for stockholders of New Amneal.

In accordance with the terms of the PubCo Merger Agreement, (i) each share of Class A common stock, par value $0.01 per share (“Old Amneal Class A Common Stock”) of Old Amneal issued and outstanding immediately prior to the effective time of the Holding Company Reorganization (“Holding Company Reorganization Effective Time”) was converted automatically into the right to receive one validly issued, fully paid and non-assessable share of New Amneal Class A Common Stock, having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions as the shares of Old Amneal Class A Amneal Stock being so converted, and (ii) each share of Class B common stock, par value $0.01 per share (“Old Amneal Class B Common Stock”) of Old Amneal issued and outstanding immediately prior to the Holding Company Reorganization Effective Time was converted automatically into the right to receive one validly issued, fully paid and non-assessable share of Class B common stock, par value $0.01 per share (“New Amneal Class B Common Stock”) of New Amneal Class B Common Stock, having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions as the shares of Old Amneal Class B Common Stock being so converted.

The Holding Company Reorganization was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the shareholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. Accordingly, upon consummation of the Holding Company Reorganization, Old Amneal stockholders automatically became stockholders of New Amneal, on a one-for-one basis, with the same number and ownership percentage of shares of the same class as they held in Old Amneal immediately prior to the Holding Company Reorganization Effective Time.

In accordance with the terms of the OpCo Merger Agreement: (i) each outstanding Common Unit (as defined in the limited liability company agreement of Amneal OpCo) of Amneal OpCo was automatically converted into the number of shares of New Amneal Class A Common Stock equal to the number of shares of Old Amneal Class A Common Stock such unit was exchangeable for under the limited liability company agreement of Amneal OpCo and (ii) all outstanding shares of New Amneal Class B Common Stock were surrendered to New Amneal and cancelled.

Following the consummation of the Reorganization, shares of New Amneal Class A Common Stock continue to trade on NYSE on an uninterrupted basis under the ticker symbol “AMRX” with the same CUSIP number (#03168L105). Immediately after the consummation of the Reorganization, New Amneal has, on a consolidated basis, the same directors, executive officers, management, assets, business and operations as Old Amneal had immediately prior to the consummation of the Reorganization.

As a result of the Holding Company Reorganization, New Amneal became the successor issuer to Old Amneal pursuant to Rule 12g-3(a) of the Exchange Act, and as a result, shares of New Amneal Class A Common Stock are deemed registered under Section 12(b) of the Exchange Act as the Class A common stock of the successor issuer.

Assumption of Old Amneal Equity Plan and Agreements

Pursuant to the PubCo Merger Agreement, effective as of the Holding Company Reorganization Effective Time, New Amneal assumed, among other agreements, the Amneal Pharmaceuticals, Inc. 2018 Incentive Award Plan (as previously amended and restated) and all outstanding stock options and equity awards granted thereunder, and the indemnification agreements between Old Amneal and the directors and executive officers of Old Amneal (collectively, the “Assumed Agreements”). On November 7, 2023, as of the Holding Company Reorganization Effective Time, each of the Assumed Agreements was automatically deemed to be amended as necessary to reflect the assumption by New Amneal described above, to provide that references to Old Amneal in such Assumed Agreement will be read to refer to New Amneal and to add New Amneal as party to the Assumed Agreements with respect to qualifying participants, to the extent deemed necessary or appropriate.

Letter Agreement Amendments to Executive Employment Agreements

In connection with the Reorganization, each of (i) that certain Employment Agreement, dated as of January 24, 2018, by and among Amneal OpCo, Amneal Holdings, LLC and Andrew Boyer, as modified (the “Employment Agreement of Andrew Boyer” and the amendment to such agreement, “Amendment No. 1 to the Employment Agreement of Andrew Boyer”), (ii) that certain Employment Agreement, dated as of March 11, 2020, by and among Amneal OpCo, Old Amneal and Anastasios (Tasos) G. Konidaris, as modified (the “Employment Agreement of Anastasios (Tasos) G. Konidaris” and the amendment to such agreement, “Amendment No. 1 to the Employment Agreement of Anastasios (Tasos) G. Konidaris”), and (iii) that certain Employment Agreement, dated as of July 29, 2020, by and between Old Amneal and Nikita Shah, as modified (the “Employment Agreement of Nikita Shah” and the amendment to such agreement, “Amendment No. 1 to the Employment Agreement of Nikita Shah”), was amended in order to clarify that (A) (x) Mr. Boyer will remain directly employed by Amneal OpCo and (y) each of Mr. Konidaris and Ms. Shah will remain be employed by Amneal OpCo rather than Old Amneal, and (B) and that all references (other than references in the employment agreements of Mr. Konidaris and Ms. Shah relating to Old Amneal as employer which shall be deemed to instead refer to Amneal OpCo as employer as of the Holding Company Reorganization Effective Time) in such employment agreements to Old Amneal shall be deemed to instead refer to New Amneal.

Amendment to Tax Receivable Agreement

In connection with the Reorganization, Old Amneal amended that certain Tax Receivable Agreement, dated as of May 4, 2018 (as amended, the “TRA”), among Old Amneal and certain former direct and indirect holders of Common Units of Amneal OpCo (the “Amneal Group”) from time to time party thereto (such amendment, the “TRA Amendment”), in order to (i) provide that the percentage of the applicable tax savings the Amneal Group will be entitled to thereunder is decreased from 85% to 75% and (ii) facilitate the Reorganization.

Third Amended and Restated Stockholders Agreement

In connection with the Reorganization, Old Amneal amended and restated that certain Second Amended and Restated Stockholders Agreement, dated as of December 16, 2017 (as amended, the “Stockholders Agreement”), among Old Amneal and certain direct and indirect holders of Common Units of Amneal OpCo from time to time party thereto (as amended and restated, the “Third A&R Stockholders Agreement”), in order to facilitate the Reorganization.

Fourth Amended and Restated Limited Liability Company Agreement

In connection with the Reorganization, Amneal OpCo amended and restated that certain Third Amended and Restated Limited Liability Company Agreement of Amneal OpCo (as amended, the “Third A&R Amneal OpCo Agreement”), dated as of May 4, 2018 (as amended and restated, the “Fourth A&R Amneal OpCo Agreement”), in order to (i) remove the requirement for Amneal OpCo to make tax distributions under Section 4.01(b) of the Third A&R Amneal OpCo Agreement, (ii) reflect the addition of New Amneal as a member and the removal as members of the former holders of Old Amneal Class B Common Stock after conversion of the Common Units paired with Old Amneal Class B Common Stock to New Amneal Class A common Stock and (iii) to facilitate the Reorganization.

Stock Surrender Agreement

In connection with the Reorganization, the Company entered into a Stock Surrender Agreement, dated as of November 7, 2023 (“Stock Surrender Agreement”) with each member of the Amneal Group pursuant to which each member of the Amneal Group agreed to irrevocably surrender to the Company at the effective time of the OpCo Merger the shares of New Amneal Class B Common Stock Amneal it held immediately prior to the OpCo Merger in order to facilitate the Reorganization.

The foregoing descriptions of the Reorganization, including the Holding Company Reorganization and OpCo Merger, the PubCo Merger Agreement, the OpCo Merger Agreement, Amendment No. 1 to the Employment Agreement of Andrew Boyer, Amendment No. 1 to the Employment Agreement of Anastasios Konidaris, Amendment No. 1 to the Employment Agreement of Nikita Shah, the TRA Amendment, the Third A&R Stockholders Agreement, the Fourth A&R Amneal OpCo Agreement and the Stock Surrender Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the PubCo Merger Agreement, the OpCo Merger Agreement, Amendment No. 1 to the Employment Agreement of Andrew Boyer, Amendment No. 1 to the Employment Agreement of Anastasios Konidaris, Amendment No. 1 to the Employment Agreement of Nikita Shah, the TRA Amendment, the Third A&R Stockholders Agreement, the Fourth A&R Amneal OpCo Agreement and the form of Stock Surrender Agreement, which are filed as Exhibits 2.1, 2.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the consummation of the Holding Company Reorganization, New Amneal Class A Common Stock continues to trade on NYSE on an uninterrupted basis under the ticker symbol “AMRX”.

The information set forth in Item 1.01, Item 5.03 and Item 8.01 under the heading “Successor Issuer” of this Current Report on Form 8-K describing the succession of New Amneal to Exchange Act Section 12(b) and reporting obligations of Old Amneal, of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.01.

In connection with the Holding Company Reorganization, on November 8, 2023, Old Amneal requested that NYSE file with the U.S. Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist the Old Amneal Class A Common Stock from NYSE and deregister the Old Amneal Class A Common Stock under Section 12(b) of the Exchange Act. Old Amneal intends to file a certificate on Form 15 requesting that the Old Amneal Class A Common Stock be deregistered under the Exchange Act and that Old Amneal’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of New Amneal to the Exchange Act Section 12(b) registration and reporting obligations of Old Amneal as described under the heading, “Successor Issuer,” under Item 8.01 below).

Item 3.02.	Unregistered Sales of Equity Securities

In connection with the OpCo Merger, on November 7, 2023, New Amneal issued 152,116,890 shares of New Amneal Class A Common Stock to holders of Common Units at the effective time of the OpCo Merger as described under Item 1.01 of this Current Report on Form 8-K. No underwriters were involved in such issuance of shares of New Amneal Class A Common Stock.

Item 3.03.	Material Modification of Rights of Security Holders.

Upon consummation of the Holding Company Reorganization, each share of Old Amneal Class A Common Stock issued and outstanding immediately prior to the PubCo Merger automatically converted into an equivalent corresponding share of New Amneal Class A Common Stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old Amneal Class A Common Stock that was converted.

The information set forth in Item 1.01, Item 5.03 and Item 8.01 under the heading “Successor Issuer” of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 1.01 and Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors of New Amneal and their committee memberships and titles, which are listed below, are the same as the directors of Old Amneal immediately prior to the Reorganization.

Directors and Committee Memberships

Name	Age	Title	Independent	Amneal Group Director	Non-Amneal Group Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Conflicts Committee
Emily Peterson Alva	49	Director	X	X

Deb Autor	56	Director	X		X	X			X

J. Kevin Buchi	68	Director	X		X	X		X	Chair

Jeff George	50	Director	X		X	X	X		X

John Kiely	65	Director	X		X	Chair		X	X

Paul Meister	71	Chairman of the Board of Directors	X	X			X	Chair

Ted Nark	65	Director	X	X			Chair	X

Chintu Patel	52	Co-Chief Executive Officer, Director		X

Chirag Patel	56	Co-Chief Executive Officer and President, Director		X

Gautam Patel	51	Director		X

Shlomo Yanai	71	Director	X		X		X		X

Mr. Meister will serve as New Amneal’s Chairman. Biographical information about New Amneal’s directors is included in Old Amneal’s Definitive Proxy Statement for the 2023 Annual Meeting of Stockholders filed with the Commission on March 24, 2023 (the “2023 Proxy Statement”) under the caption “Director Nominees” and is incorporated by reference herein.

The executive officers of New Amneal and their positions and titles, which are listed below, are identical to the executive officers of Old Amneal immediately prior to the Reorganization.

Executive Officers

Name	Age	Position with Amneal Pharmaceuticals, Inc.
Chintu Patel	52	Co-Chief Executive Officer, Director
Chirag Patel	56	Co-Chief Executive Officer and President, Director
Andrew Boyer	57	Executive Vice President, Chief Commercial Officer - Generics
Anastasios Konidaris	57	Executive Vice President, Chief Financial Officer
Jason B. Daly	50	Senior Vice President, Chief Legal Officer and Corporate Secretary
Nikita Shah	46	Executive Vice President, Chief Human Resources Officer

Biographical information about New Amneal’s executive officers is included in the 2023 Proxy Statement under the captions “Director Nominees” and “Executive Officers and Directors” and is incorporated by reference herein.

The information set forth in Item 1.01 under the caption “Assumption of Old Amneal Equity Plan and Agreements” and “Letter Agreement Amendments to Executive Employment Agreements” of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.02.

Information regarding the compensation arrangements of New Amneal’s named executive officers, including those Assumed Agreements and Letter Agreement Amendments to which the named executive officers are a party, is included in the 2023 Proxy Statement under the captions “Executive Compensation” is incorporated by reference herein.

The information required to be disclosed pursuant to Items 401(b), (d) and (e) of Regulation S-K relating to each of such executive officers is included in the 2023 Proxy Statement and is incorporated by herein. Certain transactions between New Amneal and such officers required to be disclosed pursuant to Item 404(a) of Regulation S-K are included in the 2023 Proxy Statement and are incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon consummation of the Holding Company Reorganization, the Amended and Restated Certificate of Incorporation of New Amneal (the “New Amneal A&R Certificate of Incorporation”) and the Amended and Restated Bylaws of New Amneal (the “New Amneal A&R Bylaws”) were the same as the certificate of incorporation and bylaws of Old Amneal immediately prior to consummation of the Holding Company Reorganization, respectively, other than certain technical changes permitted by Section 251(g) of the DGCL. The New Amneal A&R Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 7, 2023.

The foregoing descriptions of the New Amneal A&R Certificate of Incorporation and the New Amneal A&R Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the New Amneal A&R Certificate of Incorporation and the New Amneal A&R Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and each of which is incorporated by reference herein.

Item 8.01.	Other Items.

Successor Issuer

In connection with the Holding Company Reorganization and by operation of Rule 12g-3(a) promulgated under the Exchange Act, New Amneal is the successor issuer to Old Amneal and has succeeded to the attributes of Old Amneal as the registrant. Shares of New Amneal Class A Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and New Amneal is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Amneal hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of Company Capital Stock

The description of New Amneal’s capital stock provided in Exhibit 99.1, which is incorporated by reference herein, modifies and supersedes any prior description of Old Amneal’s capital stock in any registration statement or report filed with the Commission and will be available for incorporation by reference into certain of New Amneal’s filings with the Commission pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following documents are herewith furnished as exhibits to this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 7, 2023, by and among Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.), Amneal Intermediate Inc. (formerly Amneal Pharmaceuticals, Inc.) and Amneal Merger Sub 1 Inc.

2.2	Agreement and Plan of Merger, dated as of November 7, 2023, by and among Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.), Amneal Pharmaceuticals LLC and Amneal Merger Sub 2 LLC

3.1	Amended and Restated Certificate of Incorporation of Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.)

3.2	Amended and Restated Bylaws of Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.)

10.1	Amendment to No. 1, dated as of November 7, 2023, to the Employment Agreement, dated as of January 24, 2018, by and among Amneal Pharmaceuticals LLC, Amneal Holdings, LLC and Andrew Boyer, as modified

10.2	Amendment to No. 1, dated as of November 7, 2023, to the Employment Agreement, dated as of March 11, 2020, by and among Amneal Pharmaceuticals LLC, Amneal Intermediate Inc. (formerly Amneal Pharmaceuticals, Inc.) and Anastasios (Tasos) G. Konidaris

10.3	Amendment to No. 1, dated as of November 7, 2023, to the Employment Agreement, dated as of July 29, 2020, by and between Amneal Intermediate Inc. (formerly Amneal Pharmaceuticals, Inc.) and Nikita Shah

10.4	Amendment No. 1, dated as of November 7, 2023, to the Tax Receivable Agreement, dated as of May 4, 2018, by and among Amneal Intermediate Inc. (formerly Amneal Pharmaceuticals, Inc.), Amneal Pharmaceuticals LLC and the certain former Members of Amneal Pharmaceuticals LLC from time to time party thereto among Amneal Intermediate Inc. (formerly Amneal Pharmaceuticals, Inc.), Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.), Amneal Pharmaceuticals LLC and Padmesh Patel, solely in his capacity as the Member Representative

10.5	Third Amended and Restated Stockholders Agreement, dated as of November 7, 2023, by and among AP Class D Member, LLC, AP Class E Member, LLC, AH PPU Management, LLC, Amneal Intermediate (formerly Amneal Pharmaceuticals, Inc. and Atlas Holdings, Inc.) and Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.)

10.6	Amneal Pharmaceuticals LLC Fourth Amended and Restated Limited Liability Company Agreement, dated as of November 7, 2023, by and among Amneal Pharmaceuticals LLC and its Members

10.7	Form of Stock Surrender Agreement, dated as of November 7, 2023, by and between Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.) and former Members of Amneal Pharmaceuticals LLC

99.1	Description of Capital Stock

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical facts, including without limitation statements regarding the expected benefits of the Reorganization. In some cases, you can identify these forward-looking statements by the use of words such as “anticipate,” “aim,” “believe,” “can,” “continue,” “could,”

“estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “trend,” “will,” “would” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include, but are not limited to, those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other reports filed by the Company from time to time with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in such filings. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amneal Pharmaceuticals, Inc.
Date: November 8, 2023

	By:	/s/ Anastasios Konidaris
	Name:	Anastasios Konidaris
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)